SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 6, 2008
EPIX Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

000-21863	04-3030815

(Commission File Number)	(IRS Employer Identification No.)

4 Maguire Road, Lexington, Massachusetts	02421

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 761-7600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.
          On September 25, 2008, EPIX Pharmaceuticals, Inc. (the “Company”) conducted a draw down under its Committed Equity Financing Facility (“CEFF”) entered into with Kingsbridge Capital Limited (“Kingsbridge”) on August 4, 2008, pursuant to which the Company issued to Kingsbridge 94,627 shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), at an aggregate purchase price of $113,750. Following the issuance, on September 26, 2008, an aggregate of 41,675,196 shares of the Company’s Common Stock were issued and outstanding.
          The Company undertakes no obligation to update or revise the information contained herein with respect to any future draw downs under the CEFF. In addition, the filing of the information in this Item 8.01 is not intended to, and shall not be deemed to, constitute a representation that the information in this Item 8.01 is material information.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX PHARMACEUTICALS, INC.
October 6, 2008	By:	/s/ Kim Cobleigh Drapkin
Kim Cobleigh Drapkin
Chief Financial Officer